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                                                                   EXHIBIT 23.02

                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Onsale, Inc. of our report dated February 12, 1998 appearing on page 28 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page S-2 of this Form 10-K.

/s/  PricewaterhouseCoopers LLP

San Jose, California
November 15, 1999